NORTHERN ILLINOIS FINANCIAL CORPORATION
                     486 West Liberty Street
                       Wauconda, IL  60084



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MAY 15, 1996




TO THE STOCKHOLDERS OF NORTHERN ILLINOIS FINANCIAL CORPORATION:



  The Annual Meeting of Stockholders of Northern Illinois Financial Corporation will be held on Wednesday, May 15, 1996 at 9:00 A.M., local time, at Grand National Bank's Niles facility, 7100 West
Oakton, Niles, Illinois, for the following purposes:

  1. To elect eight directors of the Company to serve until the next regular annual meeting of stockholders or until their successors are elected and have qualified.

  2. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The close of business on April 08, 1996 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual
Meeting or any adjournment thereof.

  A Proxy Statement and Proxy is provided herewith. It is important that your stock be represented at the meeting, regardless of the number of shares you may hold. Please sign, mark, date and return your Proxy in the enclosed envelope as soon as possible. You are cordially invited to attend the meeting and should you do so, you may withdraw your Proxy and vote in person if you so desire.




                      By Order of the Board of Directors




                                David E. Albright
                                Secretary




April 15, 1996





                              PROXY

             NORTHERN ILLINOIS FINANCIAL CORPORATION
                     486 West Liberty Street
                       Wauconda, IL  60084

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints Howard A. McKee, Brenton J. Emerick, and Robert W. Hinman, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Northern Illinois Financial Corporation held of record by the undersigned on April 08, 1996, at the Annual Meeting of Stockholders to be held on May 15, 1996, or any adjournment thereof.

  1.  Election of Directors:

          For all nominees listed below, except as marked to the contrary below.

          Withhold authority to vote for all nominees listed below.


      JEAN M. BARRY, HARRY J. BYSTRICKY, FRANK J. CALLERO,
      ALAN J. EMERICK, BRENTON J. EMERICK, JAMES ESPOSITO,
                ROBERT W. HINMAN, HOWARD A. McKEE

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



  2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof.

  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are given, this Proxy, when properly executed, will be voted for all nominees listed on the Proxy.

  Please sign exactly as your name(s) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, as administrator, as trustee or as guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Please mark, sign, date and return this Proxy using the envelope provided, even if you plan to attend the meeting. Signing a Proxy does not affect your right to vote in person at the meeting.

Dated:                , 1996

                               Signature

                               Signature, if held jointly


             NORTHERN ILLINOIS FINANCIAL CORPORATION
                     486 West Liberty Street
                       Wauconda, IL  60084



                         PROXY STATEMENT

     Annual Meeting of Stockholders to be held May 15, 1996





  The enclosed Proxy is solicited by the Board of Directors of Northern Illinois Financial Corporation ("Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 15, 1996, at 9:00 A.M., local time, and at any adjournment thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Grand National Bank's Niles facility, 7100 West Oakton, Niles, Illinois.

PROCEDURAL MATTERS

  Only stockholders of record at the close of business on April 08, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 2,956,784 shares of common stock, without par value ("Common Stock"), were held by 637 different stockholders of record. Each share of Common Stock entitles its holder to one (1) vote, exercisable in person or by proxy, on each matter that may properly come before the Annual Meeting. In the absence of specific instructions to the contrary, Proxies received by the Company will be voted in accordance with recommendations made herein with respect to the proposals described in this Proxy Statement.

  The Proxy may be revoked by you at any time before it is voted. This may be done prior to the meeting by written revocation sent to the Secretary of the Company at the office of the Company, 486 West Liberty Street, Wauconda, IL 60084 or it may be done personally upon oral or written request at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself operate to revoke a Proxy. The Company will bear all of the costs of solicitation of Proxies for use at the Annual Meeting. In addition to the use of the mails, the Proxies may be solicited personally by officers or employees of the Company by telephone or telegraph, without compensation, other than the compensation such persons otherwise receive for their services as officers or employees. A copy of the Company's 1995 Annual Report, including financial statements, is being supplied to each stockholder herewith. Copies of the Company's annual report on Form 10-K are available to stockholders by written request to, David Albright, Secretary of the Company, 486 West Liberty Street, Wauconda, IL 60084. This Proxy Statement and the enclosed Proxy are being sent to stockholders on or about April 15, 1996.





ELECTION OF DIRECTORS

  Unless otherwise instructed, the persons named in the Proxy will vote the shares represented by the Proxies received by them for the Company's eight nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, which is not anticipated, Proxies will be voted for a nominee designated by the present Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified. The presence in person or by proxy of the holders of a majority of the outstanding Common Stock will constitute a quorum for the purposes of the Annual Meeting. Provided that a quorum is present, the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy is required for the election of each director. Abstentions will be counted as votes present at the Annual Meeting, but will not counted as votes "for" any nominee or nominees for whom a stockholder has abstained from voting or withheld his or her vote. Names of the eight nominees and certain information about them are set forth below.

INFORMATION CONCERNING NOMINEES

    Name, Principal Occupation for                      Director
    Last 5 Years and Directorships               Age     Since

Jean M. Barry . . . . . . . . . . . . .           40        1991
    Vice President of the Company since 1989.
    Vice President and Director of Grand
    National Bank since 1996. Director of
    Grand National Bank - Niles since 1988 and
    Grand National Bank - Crystal Lake since
    1994.

Harry J. Bystricky . . . . . . . . . . .          76
    President, BIWAX Corporation (a chemical manufacturer) since 1960. Director
    Grand National Bank - Niles since 1995

Frank J. Callero . . . . . . . . . . .            68
    Partner, Callero and Callero LLP.
    (Certified Public Accountants) since
    1961.  Director of Grand National Bank -
    Niles since 1967.

Alan J. Emerick  . . . . . . . . . . .            51        1994
    Executive Vice President of the Company
    since 1994. Executive Vice President and
    Director of Grand National Bank since 1996.
    Chairman of the Board since 1995, CEO since
    1991 and Director since 1979 of Grand National
    Bank - Niles. Director of Grand National Bank
    - Waukegan since 1994 and President since 1995.
    Director of Grand National Bank - Crystal Lake since 1995.





Brenton J. Emerick  . . . . . . . . . .           71        1971
    Chairman of the Board of the Company.
    Chairman of Board and Director of Grand
    National Bank since 1996. Chairman of the
    Board and Director of Grand National Bank
    - Waukegan since 1967.  Chairman of the
    Administrative Committee since 1993 and
    Director since 1971 of the Grand National
    Bank - Niles.

James Esposito  . . . . . . . . . . .              63       1987
   Executive Vice President and Director of
   Grand National Bank since 1996. Director since 1974, CEO since 1974 and Chairman of the Board of Grand National Bank - Crete since 1992.

Robert W. Hinman  . . . . . . . . . .              50       1985
    President & CEO of the Company since
    1988.  President and CEO and Director of
    Grand National Bank since 1996. Director of Grand National - Crystal Lake since
    1974. Director since 1984 and Chairman of the Board from 1988 to 1995 of Grand
    National Bank - Niles. Director of Grand
    National Bank Crete since 1992.

Howard A. McKee . . . . . . . . . . .              80       1971
    Chairman of the Executive Committee of the Company. Chairman of the Executive
    Committee and Director of Grand National
    Bank since 1996. Chairman of the Board
    from 1974 to 1993, Chairman of the
    Executive Committee since 1993 and
    Director since 1974 of Grand National -
    Crystal Lake. Director since 1960,
    Chairman of the Board from 1960 to 1992
    and Chairman of the Executive Committee
    since 1992 of Grand National Bank - Crete.
    Director and Chairman of the Executive
    Committee of Grand National Bank - Niles since 1971. Chairman of the Executive
    Committee of Grand National Bank -
    Waukegan and Director since 1963.  Mr.
    McKee is also an attorney.


   The Board of Directors of the Company has standing Executive, Investment, Asset/Liability Management and Audit/Compliance
Committees.

   The Executive Committee held no meetings during 1995. The functions of the Committee are to exercise all powers and authority of the Board of Directors in the management and affairs of the Company during the interval between meetings of the Board of Directors. Directors Howard A. McKee, Robert W. Hinman, Brenton J. Emerick and Jean M. Barry are members of the Executive Committee.




   The Investment Committee held ten meetings during 1995. The functions of the Committee are to manage the financial investments of the Company and the subsidiary banks and to provide general advice and direction to, and establish policies for, the Company's officers regarding investment decisions. In 1995 the members of the Committee were Directors Jean M. Barry, Robert W. Hinman, Alan
J. Emerick, and Chief Financial Officer David Albright.

   The Asset/Liability Management Committee held ten meetings in 1995. The function of the Committee is to oversee the asset/liability management functions of the subsidiary Banks and the consolidated Company. In 1995 the members of the Committee were Directors Jean M. Barry, Robert W. Hinman, Alan J. Emerick, Chief Financial Officer David Albright, Chief Credit Officer James Randall and Vice President-Marketing Larry O'Hara.

  The Audit/Compliance Committee held four meetings in 1995. The function of the Committee is to oversee the audit and compliance functions performed at the subsidiary Banks. In 1995 the Committee members were Directors Robert W. Hinman, Alan J. Emerick, James Esposito and Chief Financial Officer David Albright.

   The Board of Directors of the Company held eight meetings during 1995. All Directors attended at least 75% of the Board of Directors and Committee meetings thereof on which the Director served.


EXECUTIVE OFFICERS

    Set forth below is a list of the Company's executive officers, their names, ages and position with the Company and its subsidiaries.

       Name and Position(s)                               Age

Howard A. McKee . . . . . . . . . . .                      80
    Chairman of the Executive Committee of the Company. Chairman of the Executive
    Committee and Director of Grand National
    Bank since 1996. Chairman of the Board
    from 1974 to 1993, Chairman of the
    Executive Committee since 1993 and
    Director since 1974 of Grand National -
    Crystal Lake. Director since 1960,
    Chairman of the Board from 1960 to 1992
    and Chairman of the Executive Committee
    since 1992 of Grand National Bank - Crete.
    Director and Chairman of the Executive
    Committee of Grand National Bank - Niles since 1971. Chairman of the Executive
    Committee of Grand National Bank -
    Waukegan and Director since 1963.








Brenton J. Emerick  . . . . . . . . . .                    71
    Chairman of the Board of the Company.
    Chairman of Board and Director of Grand
    National Bank since 1996. Chairman of the
    Board and Director of Grand National Bank
    - Waukegan since 1967.  Chairman of the
    Administrative Committee since 1993 and
    Director since 1971 of the Grand National
    Bank - Niles.

Robert W. Hinman  . . . . . . . . . .                      50
    President & CEO of the Company since
    1988.  President and CEO and Director of
    Grand National Bank since 1996. Director of Grand National - Crystal Lake since
    1974. Director since 1984 and Chairman of the Board from 1988 to 1995 of Grand
    National Bank - Niles. Director of Grand
    National Bank Crete since 1992.

Alan J. Emerick  . . . . . . . . . . .                     51
    Executive Vice President of the Company
    since 1994. Executive Vice President and
    Director of Grand National Bank since 1996.
    Chairman of the Board since 1995, CEO since
    1991 and Director since 1979 of Grand National
    Bank - Niles. Director of Grand National Bank
    - Waukegan since 1994 and President since 1995.
    Director of Grand National Bank - Crystal Lake since 1995.

Jean M. Barry . . . . . . . . . . . . .                    40
    Vice President of the Company since 1989.
    Vice President and Director of Grand
    National Bank since 1996. Director of
    Grand National Bank - Niles since 1988 and
    Grand National Bank - Crystal Lake since
    1994.

James Esposito  . . . . . . . . . . .                      63
   Executive Vice President and Director of
   Grand National Bank since 1996. Director since 1974, CEO since 1974 and Chairman of the Board of Grand National Bank - Crete since 1992.

David Albright  . . . . . . . . . . . .                    46
   Chief Financial Officer and Secretary since
   1988.

James Randall  . . . . . . . . . . . .                     40
   Chief Credit Officer since 1994.  Senior Loan
   Officer of Grand National Bank - Niles since
   1989.

Frank Soltis  . . . . . . . . . . . . .                    43
   Vice President-Systems and Technology since
   1992.  Vice President - Operations for First
   Chicago Corporation 1988 - 1992.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the shares of Common Stock beneficially owned as of February 29, 1996 by (i) all current directors, nominees and the five most highly compensated executive officers and (ii) all directors and officers as a group:

                                     Number of Shares
  Name of Director                    and Nature of        Percent
     or Nominee                   Beneficial Owners(1)    of Class

Jean M. Barry . . . . . . . . . . . . . 138,293 (2)         4.68%
Harry J. Bystricky . . . . . . . . . . . .1,001              *
Frank J. Callero . . . . . . . . . . . . 27,619 (3)          *
Alan J. Emerick . . . . . . . . . . . . .12,381 (4)          *
Brenton J. Emerick  . . . . . . . . . . 174,062 (5)         5.89%
James Esposito  . . . . . . . . . . . . . 7,019 (6)          *
Robert W. Hinman  . . . . . . . . . . . .17,456 (7)          *
Howard A. McKee . . . . . . . . . . . 1,533,848 (8)        51.88%
All Directors and Executive
Officers of the Company as a
Group (11 persons)  . . . . . . . . . 1,917,434            64.85%

   *   Less than 1%.

(1) Nature of beneficial ownership of securities is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless otherwise indicated by footnote.

(2) Includes 1,441 shares held by Ms. Barry as custodian for minor children. Includes 113,437 shares held by Municipal Insurance Company and 5,308 shares held by Public Service Investment & Management Corporation in which Ms. Barry shares investment power. Ms Barry is Mr. McKee's daughter.

(3)  Includes 2,560 shares held by Mr. Callero's spouse.

(4) Excludes 3,387 shares held by Mr. Emerick's spouse, as to all of which Mr. Emerick disclaims beneficial interest. Alan J.
     Emerick is Brenton J. Emerick's son.

(5) Excludes 34,190 shares held by Mr. Emerick's spouse, as to all of which Mr. Emerick disclaims beneficial interest. Excludes 113,437 shares held by Municipal Insurance Company in which Mr. Emerick shares investment power, the shares of which are included in the beneficial interest ascribed to Ms. Barry see note number (2).

(6) Includes 6,662 shares held jointly with Mr. Esposito's spouse. Excludes 4,299 shares held by Mr. Esposito's spouse, as to all of which Mr. Esposito disclaims beneficial interest.

(7) Excludes 17,644 shares held by Mr. Hinman's spouse, as to all of which Mr. Hinman disclaims beneficial interest. Excludes 113,437 shares held by Municipal Insurance Company in which Mr. Hinman shares investment power, the shares of which are included in the beneficial interest ascribed to Ms. Barry see note number (2). Mr. Hinman is Mr. McKee's son-in-law.


(8) Excludes 36,913 shares held by Mr. McKee's spouse, as to all of which Mr. McKee disclaims beneficial interest. Includes 249,489 shares held by Keeco, Inc, and 258,054 shares held by Northland Insurance Agency, Inc., as to which Mr. McKee shares investment power. Excludes 118,745 shares held by corporations that Mr. McKee's family members and/or business interests control, as to all of which Mr. McKee disclaims beneficial interest.

  The following table sets forth the only persons known to be beneficial owners of more than 5% of the Company's Common Stock as of February 29, 1996 and is determined from information provided to the Company:

                                  Number of Shares
                                    and Nature of         Percent
Name and Address                 Beneficial Owners        of Class

Brenton J. Emerick
350 Glendenning Pl.
Waukegan, IL  60085                  174,062 (1)           5.89%

Howard A. McKee
26990 Countryside Lake Drive
Mundelein, IL  60060               1,533,848 (2)          51.88%

Keeco, Inc.
20 S. Clark Street
Suite 2310
Chicago, IL  60603                   249,489 (3)           8.44%

Northland Insurance Agency, Inc.
20 S. Clark Street
Suite 2310
Chicago, IL  60603                   258,054 (3)           8.73%


(1) Excludes 34,190 shares held by Mr. Emerick's spouse, as to all of which Mr. Emerick disclaims beneficial interest.

(2) Excludes 36,913 shares held by Mr. McKee's spouse, as to all of which Mr. McKee disclaims beneficial interest. Includes 249,489 shares held by Keeco, Inc, and 258,054 shares held by Northland Insurance Agency, Inc., as to which Mr. McKee shares investment power (see note 3 below). Excludes 118,745 shares held by corporations that Mr. McKee's family members and/or business interests control, as to all of which Mr. McKee disclaims beneficial interest.

(3) Mr. McKee personally owns 34.00% of the outstanding stock of Northland Insurance Agency, Inc., and with his family and associates he controls 100%. He also personally owns 49.90% of the outstanding stock of Keeco, Inc. and with his family and associates he controls 100%. The shares held by these companies are also included in the shares controlled by Mr. McKee.






       The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's five most highly compensated executive officers at the end of 1995.

REPORT OF THE BOARD OF DIRECTORS CONCERNING COMPENSATION

 -COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

       The Board of Directors ("Board") has not appointed a separate compensation committee, preferring to act as a committee of the whole. As such, it has direct approval of the policies under which compensation is paid or awarded to the Company's executive officers.

       The Company's compensation program for executive officers currently consists of the following key elements: annual payments of salary and bonuses. Each element of the program has a different purpose. Salary payments are mainly designed to reward past performance and to retain management talent. Bonuses are primarily designed to provide strong incentives for superior current performance.

       In determining the amount and form of executive compensation to be paid or awarded in 1995, the Board considered the Company's overall performance over a five year period as well as its future objectives and challenges in addition to formulas and guidelines covering given performance criteria for a single year. Within this framework, the Board considered, among other things, the following performance factors in making its compensation decisions in 1995: continued asset growth; continued growth in shareholders equity; improved productivity in several areas through enhanced use of systems and technology. The Board's decisions concerning the compensation of individual executive officers during 1995 were made in the context of historical practice and the current competitive environment. Base salaries for executive officers are determined by reference to a range of compensation for persons holding similar positions at other companies of comparable size in the same industry and geographic location. For this purpose compensation surveys conducted by Ben S. Cole Financial Incorporated were the primary source of information. Data from surveys conducted by Wyatt Data Services, the Illinois Bankers Association and Crowe Chizek were also used. These surveys are based upon compensation levels paid by similar companies of comparable size operating within the same general geographic areas.

- - BASES FOR CHIEF EXECUTIVE OFFICER COMPENSATION

       In 1995, Mr. Hinman received cash payments of $220,095 in salary and bonus (as shown in the Summary Compensation table following this narrative), placing him among the middle range of similar executives in the industry. The Board considered these 1995 payments appropriate based on its overall policy of executive compensation and comparison of actual versus expected corporate performance. His compensation is also based upon the Board's assessment of his leadership and vision in strategies that enhance the long-term value of the Company. In the last five years the Company's total assets have increased 31.97% and shareholder equity 63.58%









COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  All of the members of the Company's Board of Directors in 1995 were also executive officers and employees of the Company. Since the Board of Directors, as a whole, fixes the compensation of the Company's executive officers, the following officers and employees of the Company, all of whom were also members of the Board of Directors, participated in deliberations concerning executive officer compensation in 1995: Jean M. Barry, Alan J. Emerick, Brenton J. Emerick, James Esposito, Robert W. Hinman and Howard A. McKee.







                                     SUMMARY COMPENSATION TABLE
                                                                       Long Term(2)   All Other(3)
                                               Annual Compensation    Compensation   Compensation
Name and
Principal Position(s) (1)            Year     Salary   Bonus  Other(4)

Howard A. McKee
Chairman of the Executive
Committee of the Company,            1995    $280,000  $       $ 9,200                 $ 99,141(5)
Grand National Bank - Niles,         1994     280,000           11,900                  102,531(5)
Grand National Bank - Crete and      1993     280,000           12,000                  102,068(5)
Grand National Bank - Crystal Lake.

Brenton J. Emerick
Chairman of the Board of the
Company and Grand National Bank -    1995     229,250            5,300                   22,760
Waukegan. Chairman of the            1994     248,020            5,475                   30,922
Administrative Committee, Grand      1993     248,020            7,750                   28,582
National Bank - Niles.

Robert W. Hinman
President and Chief Executive        1995     219,000    1,095   9,750                   24,000
Officer of the Company.              1994     210,000   31,203  11,650                   30,972
                                     1993     188,093   10,000  10,200                   24,868

Alan J. Emerick
Executive Vice President of the
Company. Chairman and CEO of         1995     136,000   35,782   6,500                   24,781
Grand National Bank - Niles.         1994     130,000   32,500   5,000                   28,608
President of Grand National          1993     120,000   34,500   5,200                   17,660
Bank - Waukegan.

James Esposito
Chairman of the Board and CEO of     1995     135,000   29,619   2,600                   20,178
Grand National Bank - Crete.         1994     132,000   24,750   2,100                   29,370
                                     1993     126,000   31,500   3,000                   18,566

(1) See list of the Company's executive officers on pages 4-5 for a description of prior positions held by the following officers in the Company and its subsidiary banks.
(2) The Company does not provide long term compensation as defined by the SEC.
(3) All other compensation consists, mainly, of Company contributions to the Profit Sharing Plan and the Company's non-qualified deferred compensation plan.
(4) Represents committee and director fees paid by the subsidiary banks.
(5) Includes legal fees received from the subsidiary banks of $73,627, $65,855 and $84,188 for the years 1995, 1994 and 1993, respectively.

             Five-Year Performance Graph: 1990-1995


    The following graph compares the yearly change in the cumulative total stockholder return on the common stock of the Company during the five years ended December 31, 1995 with the cumulative return of the S & P 500 and the NASDAQ Bank Stocks Indices. The comparison assumes that $100 had been invested in the common stock of the Company and each index on December 31, 1990 and that all quarterly dividends were reinvested.

    The Company's stock is not traded on any exchange. Any transactions that have taken place have been limited in size and frequency. Included in the graph is the market value based on known stock trades for these limited transactions. Because the market value of the Company's stock has not been established on any exchange, the book value of the Company's stock has also been included for making comparisons.

  The following tabular data represents the data utilized in creating the five year performance graph.

Northern Illinois Financial Corporation market value:

$100.00    $103.39     $127.98     $131.65     $156.01     $160.58

1990        1991        1992        1993        1994        1995

Northern Illinois Financial Corporation book value:

$100.00    $118.14     $129.70     $153.65     $153.41     $201.51

1990        1991        1992        1993        1994        1995

S & P 500:

$100.00    $130.48     $140.42     $154.55     $156.59     $215.36

1990        1991        1992        1993        1994        1995

NASDAQ Bank Stocks:

$100.00     $164.09    $238.85     $272.39     $271.41     $404.35

1990        1991        1992        1993        1994        1995
















PENSION PLANS

  Grand National Bank, Waukegan formerly American National Bank & Trust Company of Waukegan, Illinois had a defined benefit retirement plan which was fully funded as of December 31, 1988. This Plan was terminated as of March 31, 1989. On December 13, 1991, all assets under this terminated plan were distributed to the participants. Brenton J. Emerick received a lump sum payment of $383,869 and Howard A. McKee is receiving benefits of $4,230.12 per year.

EMPLOYMENT AGREEMENTS

  The Company has no employment agreements with any of its employees. Howard A. McKee is retained by Grand National Bank pursuant to a consulting agreement which expires February 17, 2000 or earlier upon the mutual agreement of the parties. Mr. McKee receives a consulting fee for his services of $80,000 per year which is disclosed as "Salary" in the "Summary Compensation Table" under annual compensation.

COMPENSATION OF DIRECTORS

  In 1995 no directors' fees were paid to the directors of the Company or for membership on any committees of the Company. Directors of the subsidiary banks are paid between $200 and $400 for each Board meeting attended and all of the nominee directors received directors' fees from the Company's subsidiaries for service on the boards of directors of which they were a member during the last fiscal year. In addition, some of the subsidiary banks' committees pay committee members a fee of various amounts from $25 to $200 for each committee meeting of the subsidiary bank attended. Nominee Directors Frank J. Callero, Brenton J. Emerick, Alan J. Emerick, and Robert W. Hinman received committee fees from one or more of the Company's subsidiary banks during the last fiscal year. These director & committee fees are included in the "Summary Compensation Table" under annual compensation.

OTHER TRANSACTIONS WITH MANAGEMENT

  Some of the directors of the Company and companies which they are associated with were customers of, and had banking transactions with, subsidiaries of the Company in the ordinary course of business during the last fiscal year. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management of the Company, did not involve more than a normal risk of collectibility or present other unfavorable features. As of February 29, 1996, no such loans were in default or the subject of any reserve for possible losses.










RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors retained Hutton, Nelson & McDonald, Certified Public Accountants, as independent public accountants in the examination of financial statements of the Company and its subsidiaries for its 1995 fiscal year. The Board of Directors generally retains independent public accountants for the Company following election of the Board at the Annual Meeting of Stockholders, and no accountants have yet been retained for the Company's 1996 fiscal year. No representative of Hutton, Nelson & McDonald is expected to be present at the Annual Meeting.

STOCKHOLDER PROPOSALS, VOTING PROXIES AND OTHER MATTERS

  Stockholder proposals intended to be included in the Company's Proxy Statement and form of Proxy relating to, and to be presented at, the Annual Meeting of Stockholders of the Company to be held in 1997 must be received by the Company on or before December 15, 1996.

  The enclosed Proxy form confers authority to vote, in accordance with the instructions contained in the Proxy, with respect to the nominees specified in this Proxy Statement. The Proxy will be voted in accordance with the choices indicated. If no specifications are made, Proxies will be voted "FOR ALL NOMINEES" for director.

  The Company knows of no other business that will be presented at the meeting.

  Should any other business come before the meeting, it is the intention of the persons named in the enclosed Proxy form to vote in accordance with their best judgement on those matters.




                By Order of the Board of Directors





                Robert W. Hinman
                President





April 15, 1996